SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
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                                FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     January 25, 2001
                                                     -----------------

                    JOHN B. SANFILIPPO & SON, INC.
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        (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-19681             36-2419677
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(State or Other Jurisdiction       (Commission         (IRS Employer
   of Incorporation)               File Number)    Identification No.)

2299 Busse Road, Elk Grove Village, Illinois                60007
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code       847-593-2300
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(Former Name or Former Address, if Changed Since Last Report)


John B. Sanfilippo & Son, Inc. (the "Registrant") submits the following information:


ITEM 5.  Other Events

On January 29, 2001, the Registrant announced that, effective January 25, 2001, Michael J. Valentine was elected Chief Financial Officer.

A copy of the News Release issued by the Registrant on January 29, 2001 concerning the election of Michael J. Valentine as Chief Financial Officer is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

     The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.


                              SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       JOHN B. SANFILIPPO & SON, INC.

Date: January 30, 2001                 By: /s/ Michael J. Valentine
                                       ----------------------------
                                           Michael J. Valentine
                                           Chief Financial Officer and
                                           Corporate Secretary


                        EXHIBIT INDEX
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Exhibit
Number     Description
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99.1       Press Release dated January 29, 2001


                        EXHIBIT 99.1
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JOHN B. SANFILIPPO & SON, INC.
NEWS RELEASE



COMPANY CONTACT:  Michael J. Valentine
                  Chief Financial Officer
                  and Corporate Secretary
                  847.593.2300  x109



FOR IMMEDIATE RELEASE
MONDAY, JANUARY 29, 2001


Elk Grove Village, IL, January 29, 2001 -- John B. Sanfilippo & Son, Inc.
(JBSS) today announced that Michael J. Valentine, formerly the Senior Vice President and Corporate Secretary, has been elected Chief Financial Officer.

John B. Sanfilippo & Son, Inc. is a processor, packager, marketer and distributor of shelled and in-shell nuts and sesame sticks that are sold under a variety of private labels and under the company's Evon's, Fisher, Snack 'N Serve Nut Bowl, Sunshine Country, Flavor Tree and Texas Pride brand names. The company also markets and distributes a diverse product line of other food and snack items.